UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2003

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota		55431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)	EXHIBITS.

Exhibit Number	Description
99.1	Press Release dated September 10, 2003

ITEM 9.	REGULATION FD DISCLOSURE.

and

ITEM 12.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 10, 2003, Apogee Enterprises, Inc. issued the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, which press release is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer

Dated: September 11, 2003

EXHIBIT LIST

Exhibit Number	Description
99.1	Press Release dated September 10, 2003

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